PRISM PROTOTYPE RETIREMENT PLAN & TRUST

		      Section 401(k) Profit Sharing Plan
			      (Nonstandardized)

			    Adoption Agreement (1)


The Employer(2), designated below, hereby establishes a profit-sharing plan (optionally including a cash or deferred arrangement (as defined in Section 401(k) of the Internal Revenue Code)) for all Eligible Employees as defined in this Adoption Agreement pursuant to the terms of the PRISM(R) Prototype Retirement Plan & Trust Basic Plan Document # 05.

A.      Employer Information:

	1.     Name:           Midland-Guardian Co.

	2.     Address:        7000 Midland Boulevard

	3.     Address:        Amelia, OH  45102

	4.     Attention:      Ed Heskamp     Telephone: 513-943-7100

	5.     Employer Taxpayer Identification Number(3) :   31-0626204


B.      Basic Plan Provisions:

	1.      Plan Name (select one):

	___ a. This plan is established effective, (the "Effective Date") as a profit sharing plan and trust (optionally with a cash or deferred arrangement as defined in Code Section 401(k)) to be known as (the "Plan") in the form of the PRISM(R) Prototype Retirement Plan & Trust.

	_X_ b. This plan is an amendment and restatement in the form of the PRISM(R) Prototype Retirement Plan & Trust, effective January 1, 1999, (the "Effective Date") of the Midland-Guardian Co. Salaried Employees 401(k) Savings Plan and Trust (the "Plan"), originally effective as of January 1, 1982 (the "Original Effective Date").

	2.      Employer's Three Digit Plan Number:       002

	3.      Committee Members(4) :
		John I. VonLehman, Ronald L. Gramke, Edward J. Heskamp and
		W. Todd Gray

	4.      Definitions:

		a.  Compensation for allocation purposes:

		     i Will be determined over the following applicable period (select only one):

			 _X_ (a)  the Plan Year
			 ___ (b)  the period of Plan participation during the Plan
				  Year
			 ___ (c) a consecutive 12 month period commencing on and ending with, or within, the Plan Year.

		 _X_ ii If selected, Compensation will include Employer contributions made pursuant to a Salary Reduction Agreement, or other arrangement, which are not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b)
			 of the Internal Revenue Code.

		     iii Shall not include (select as many as desired):

			 ___ (a) Bonuses
			 ___ (b) Commissions
			 ___ (c) Taxable fringe benefits identified below:
			 _X_ (d) Other items of remuneration identified below:
				 Any special pay or any amounts paid or accrued to a participant as severance pay, or as a contribution to any profit sharing plan, pension plan, plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed or other employee benefit plan maintained by the company, or paid to the participant as reimbursement for expenses incurred on behalf of the Company. Taxable benefit of excess life insurance coverage is also excluded.

		     iv Shall be limited to $ , which shall be the maximum amount of compensation considered for plan allocation purposes (but not for testing purposes), and may not be an amount in excess of the Internal Revenue Code
			 Section 401(a)(17) limit in effect for the Plan Year(5). If no amount is specified, Compensation shall be limited to the Internal Revenue Code Section 401(a)(17) amount, as adjusted by the Secretary of the Treasury from time to time.

		b.  Early Retirement Date:

		 _X_ i   is not applicable to this Plan
		 ___ ii  is the latter of the date on which the Participant
			 attains age (not less than 55) and the date on which the Participant completes Years of Service.

		c. Hour of Service shall be determined on the basis of the method selected below. Only one method may be selected. The method shall be applied to all Employees covered under the Plan as follows (select only one):

		 _X_ i On the basis of actual hours for which an Employee is paid, or entitled to be paid.
		 ___ ii On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if under
			 Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
		 ___ iii On the basis of weeks worked.  An Employee shall be
			 credited with forty-five (45) Hours of Service if under Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
		 ___ iv On the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service if under Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
		 ___ v On the basis of months worked. An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 1.1(U) of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

		d. Limitation Year shall mean the 12 month period commencing on January 1 and ending on December 31.

		e.  Normal Retirement Date for each Participant shall mean
		    (select one):

		 _X_ i the date the Participant attains age: 65 (not to exceed 65)
		 ___ ii  the latter of the date the Participant attains age
			 (not to exceed 65) or the (not to exceed 5th) anniversary of the participation commencement date.
			 If for the Plan Years beginning before January 1, 1988, Normal Retirement Date was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the employer, if less than 10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. Notwithstanding any other provisions of the Plan, the participant commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

		f. Permitted Disparity Level, for purposes of allocating Employer Contributions, shall mean (select only one):

		 _X_ i Not applicable - the Plan does not use permitted disparity.
		 ___ ii The Taxable Wage Base, which is the contribution and benefit base under section 230 of the Social Security Act at the beginning of the year.
		 ___ iii % (not greater than 100%) of the Taxable Wage Base as
			 defined in B(4)(f)(ii) above.
		 ___ iv $, provided that the amount does not exceed the Taxable Wage Base as defined in B(4)(f)(ii) above.

		g. Plan Year shall mean (select and complete only one of the following):

		 ___ i the 12-consecutive month period which coincides with the Limitation Year. The first Plan Year shall be the period commencing on the Effective Date and ending on the last day of the Limitation Year.
		 ___ ii the 12-consecutive month period commencing on , 19 , and each annual anniversary thereof.
		 _X_ iii the calendar year (January 1 through December 31).

		h. Qualified Distribution Date, for purposes of making distributions under the provisions of a Qualified Domestic Relations Order (as defined in Internal Revenue Code Section 414(p)), _X_ shall ___ shall not be the date the order is determined to be qualified. If shall is selected, the Alternate Payee will be entitled to an immediate distribution of benefits as directed by the Qualified Domestic Relations Order. If shall not is selected, the Al-ternate Payee may only take a distribution on the earliest date that the Participant is entitled to a distribution.

		i.  Spouse:

		    ___ If selected, Spouse shall mean only that person who has actually been the Participant's spouse for at least one year.

		j.  Year of Service shall mean:

		     i   For eligibility purposes (select one of the following):

		       ___ (a) the 12 consecutive months during which an
			       Employee is credited with (not more than 1000)
			       Hours of Service.
		       _X_ (b) a Period of Service (using the elapsed time
			       method of counting Service, as described in
			       Section 1.1(N)(3) of the Plan).

		     ii For allocation accrual purposes (select one of the following):

		       ___ (a) the 12 consecutive months during which an
			       Employee is credited with (not more than 1000)
			       Hours of Service.
		       _X_ (b) a Period of Service (using the elapsed time
			       method of counting Service, as described in
			       Section 1.1(N)(3) of the Plan).

		     iii For vesting service purposes (select one of the
			 following):

		       ___ (a) the 12 consecutive months during which an
			       Employee is credited with (not more than 1000)
			       Hours of Service.
		       _X_ (b) a Period of Service (using the elapsed time
			       method of counting Service, as described in
			       Section 1.1(N)(3) of the Plan).

		     iv For purpose of computing Years of Service in plans where Year of Service is defined in terms of Hours of Service, the consecutive 12 month period shall be:

			   (a) For eligibility purposes, the first Year of
			       Service shall be computed using the 12 month period commencing on the Employee's date of hire and ending on the first annual anniversary of the Employee's date of hire (the "Initial Computation Period"). In the event an employee does not complete an eligibility Year of Service during this initial computation period, the computation period shall be (select only one):

			      _X_ (1) the period commencing on each annual
				      anniversary of the Employee's date of hire and ending on the next annual anniversary of the Employee's date of hire.
			      ___ (2) the Plan Year, commencing with the Plan
				      Year in which the Initial Computation Pe-riod ends.

			   (b) For vesting purposes, Years of Service shall be
			       computed on the basis of:

			      _X_ (1) the period commencing on each annual
				      anniversary of the Employee's date of hire and ending on the next annual anniversary of the Employee's date of hire.
			      ___ (2) the Plan Year, commencing with the
				      first Plan Year an Employee completes an Hour of Service.

			   (c) For allocation accrual purposes, Year of Service
			       shall be computed on the basis of the Plan Year.

		 ___ v For eligibility purposes, Years of Service with the following Predecessor Employers shall count in fulfilling the eligibility requirements for this Plan:

		 ___ vi For vesting purposes, Years of Service with the following Predecessor Employers shall count for purposes of determining the nonforfeitable amount of a Participant's account:


	5.      Coverage:

		This Plan is extended by the Employer to the following Employees who have met the eligibility requirements (select as many as appropriate):

		 ___ i    All Employees
		 ___ ii   Salaried Employees
		 ___ iii  Sales Employees
		 ___ iv   Hourly Employees
		 ___ v    Leased Employees
		 ___ vi   All Employees except (select as applicable):

		     ___ (a) those who are members of a unit of Employees
			     covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in
			     Section 1.410(b)-9 of the Regulations. For this purpose, the term "Employee representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.
		     ___ (b) those who are nonresident aliens (within the
			     meaning of Internal Revenue Code Section
			     7701(b)(1)(B)) and who receive no earned income (within the meaning of Internal Revenue Code
			     Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Internal Revenue Code
			     Section 861(a)(3)).

		 ___ vii Union Employees (who are members of the following unions or union affiliates:

		 _X_ viii Other Employees, described as follows:
			  All Employees, excluding those hired by the Company to regularly work less than 1,000 hours in a year.

	6.      Eligibility:

		An Employee covered by the Plan may become a Participant upon completion of the following eligibility requirements:

		a.  Service(6) :

		   ___ i There shall be no minimum service requirement for an Employee to become a Participant.
		   ___ ii The Employee must complete Month of Service (not more than 2 years) to be a Participant for purposes of receiving allocations of Employer Profit Sharing Contributions.

		b.  Age:

		   ___ i There shall be no minimum age requirement for an Employee to become a Participant.
		   ___ ii The Employee must attain age (not more than 21) to be a Participant in the Plan.

		c.  Waiver of Age and Service Requirements:

		   ___ i Notwithstanding the provisions of Items B(6)(a) and (b), Employees who have not satisfied the age and service requirements, but would otherwise be eligible to participate in the plan, shall be eligible to participate on the Effective Date.

		   ___ ii For new Plans, notwithstanding the provisions of Items B(6)(a) and (b), Employees who have not satisfied the age and service requirements, but would otherwise be eligible to participate in the plan, shall be eligible to participate on the Effective Date.

		d.  Entry Dates:

		    Upon completion of the eligibility requirements, an Employee shall commence participation in the Plan (select only one):

		   ___ i As soon as practicable under the payroll practices utilized by the Employer, and consistently applied to all Employees, or if earlier, the first day of the Plan Year(7).
		   ___ ii As of the first day of the month following the completion of the eligibility requirements.
		   ___ iii As of the earliest of the first day of the Plan Year, fourth, seventh or tenth month of the Plan Year next following completion of the eligibility requirements.
		   ___ iv   As of the earliest of the first day of the Plan
			    Year or seventh month of the Plan Year next following completion of the eligibility requirements.
		   ___ v As of the first day of the Plan Year next following completion of the eligibility requirements (may only be selected if the eligibility year of service requirement is 6 months or less).

	7.      Vesting:

		a. The percentage of a Participant's Employer Contribution Account (attributable to Employer Profit Sharing Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be(8):

		Completed Years of Service

			 1       2        3       4       5       6       7
		       ____    ____     ____    ____    ____    ____    ____

		___ i    0%    100%
		___ ii   0%      0%     100%
		___ iii  0%     20%      40%     60%     80%    100%
		___ iv   0%      0%      20%     40%     60%     80%    100%
		___ v    10%    20%      30%     40%     60%     80%    100%
		___ vi   0%      0%       0%      0%    100%
		___ vii  0%      0%       0%      0%      0%      0%    100%
		___ viii Full and immediate vesting upon entry into the Plan (9)

			Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code Section 411(a)(2).

		b. For purposes of computing a Participant's vested account balance, Years of Service for vesting purposes _X_ shall ___ shall not include Years of Service before the Employer maintained this Plan or any predecessor plan, and _X_ shall ___ shall not include Years of Service before the Employee attained age 18.

		c. Notwithstanding the provisions of this Item B(7)(c) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Contribution if(10):

		    ___ i the Participant's job is eliminated without the Participant being offered a comparable position elsewhere with the Employer.
		    ___ ii  for such reason as is described below:


	8.      Employer Profit Sharing Contributions:

		a.  Contributions:

		    ___ i In its discretion, the Employer may contribute Employer Profit Sharing Contributions to the Plan.
		    ___ ii The Employer shall contribute Employer Profit Sharing Contributions to the Plan in the amount of % of the Compensation of all Eligible Participants under the Plan.
		    ___ iii If selected, the Employer may make Employer Profit Sharing Contributions without regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year.
		    ___ iv If selected, the Employer may designate all or any part of the Employer Profit Sharing Contributions as Qualified Nonelective Contributions, provided, however, that contributions so designated will be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions(11).

		b.  Allocations:

		    Employer Profit Sharing Contributions shall be allocated to the accounts of eligible Participants according to the following selected allocation formula:

		    ___ i The Employer Profit Sharing Contributions shall be allocated to each eligible Participant's account in the ratio which the Participant's Compensation bears to the Compensation of all eligible Participants. Employer Profit Sharing Plan Contributions, shall be allocated to the accounts of Participants who have completed a Year of Service(12) (select one):

			     ___ (a) as of the last day of the month preceding the month in which the contribution was made.
			     ___ (b) as of the last day of the Plan quarter preceding the quarter in which the contribution was made.
			     ___ (c)  as of the last day of the Plan Year.

		    ___ ii The Employer Profit Sharing Contributions shall be allocated in accordance with the following formula:

			     ___ (a) If the Plan is Top-Heavy, the contribution shall be first credited to each eligible Participant's Account in the ratio which the Participant's Compensation bears to the total Compensation of all eligible Participants, up to 3% of each Participant's Compensation.
			     ___ (b) If the Plan is Top-Heavy, any Employer Profit Sharing Contribution remaining after the allocation in (a) above shall be credited to each eligible Participant's account in the ratio which the Participant's Excess Compensation(13) bears to the total Excess Compensation of all eligible Participants, up to 3% of each eligible Participant's Excess Compensation.
			     ___ (c) Any contributions remaining after the allocation in (b) above shall be credited to each eligible Participant's account in the ratio which the sum of the Participant's total Compensation and Excess Compensation bears to the sum of the total Compensation and Excess Compensation of all eligible Participants, up to an amount equal to the maximum Excess Percentage times the sum of the Participant's Compensation and Excess Compensation. If the Plan is Top-Heavy, the maximum Excess Percentage is N/A% (insert percentage). If the Plan is not Top-Heavy, the maximum Excess Percentage is N/A% (insert percentage, which shall not exceed the prior Excess Percentage limitation specified by more than 3).

			       Note: If the Permitted Disparity Level defined at Item B(4)(f) is the Taxable Wage Base (which is the contribution and benefit base under section 230 of the Social Security Act at the beginning of the
				      year), then the maximum Excess Percentage should be 2.7% if the Plan is Top-Heavy and 5.7% if the Plan is not Top-Heavy.

				      If the Permitted Disparity Level defined at Item B(4)(f) is greater than 80% but less than 100% of the Taxable Wage Base, then the maximum Excess Percentage should be 2.4% if the Plan is Top-Heavy and 5.4% if the Plan is not Top-Heavy.

				      If the Permitted Disparity Level defined at Item B(4)(f) is greater than the greater of $10,000 or 20% of the Taxable Wage Base, but not more than 80%, then the maximum Excess Percentage should be 1.3% if the Plan is Top-Heavy and 4.3% if the Plan is not Top-Heavy.

			     ___ (d) Any remaining Employer Profit Sharing Con-tribution shall be allocated among eligible Participants' accounts in the ratio which the Participant's Compensation bears to the total Compensation of all Participants.

		    ___ iii If selected, and the Employer has elected to allocate Employer Profit Sharing Plan Contributions as of the last day of the Plan Year, a Participant must be employed by the Employer on the last day of the Plan Year in order to receive an allocation(14).

		    ___ iv A Participant who terminates before the end of the period for which contributions are allocated shall share in the allocation of Employer Profit Sharing Contributions if termination of employment was the result of (select all that apply):

			    ___ (a)   retirement
			    ___ (b)   disability
			    ___ (c)   death
			    ___ (d)   other, as specified below:


	9.      Rollover & Transfer Contributions (select one):

		_X_ a. Subject to policies, applied in a consistent and nondiscriminatory manner, adopted by the Committee, each Employee, who would otherwise be eligible to participate in the Plan except that such Employee has not yet met the eligibility requirements, and each Participant may make a Rollover Contribution as described in Internal Revenue Code Sections 402(a)(5), 403(a)(4) or 408(d)(3).
		___ b. Subject to policies, applied in a consistent and nondiscriminatory manner, adopted by the Committee, each Participant may make a Rollover Contribution as described in Internal Revenue Code Sections 402(a)(5), 403(a)(4) or 408(d)(3).
		___ c. No Employee shall make Rollover Contributions to the Plan.

	10.     Distributions:

		a.      Distributions Upon Separation from Service:

			The Normal Form of Benefit under the Plan shall be a single lump sum distribution, made _X_ (if selected) as soon as administratively practical after receipt of a distribution request from a Participant entitled to a distribution or ___ (if selected) upon the Participant's attainment of the Plan's Early Retirement Date or the Plan's Normal Retirement Date, whichever is earlier.

			In addition to the Normal Form of Benefit, the Participant shall be entitled to select from among the following optional forms of benefit specified by the employer (select as many as apply):

			_X_ i   Installment payments
			___ ii  Such other forms as may be specified below:


		b.      In-Service Distributions (select as may be appropriate):

			___ i There shall be no in-service distribution of Participant account balances derived from Employer Profit Sharing Contributions.

			___ ii Participants may request an in-service distribution of their account balance attributable to Employer Profit Sharing Con-tributions, for the following reasons:

				___ (a) For purposes of satisfying a financial
					hardship, as determined in accordance
					with the uniform nondiscriminatory
					policy of the Committee;
				___ (b) Attainment of age 59-1/2 by the
					Participant; or
				___ (c) Attainment of the Plan's Normal
					Retirement Date by the Participant.

	11.     Forfeitures:

		a. Forfeitures of amounts attributable to Employer Profit Sharing Contributions shall be reallocated as of:

			___ i the last day of the Plan Year in which the Forfeiture occurred.
			___ ii the last day of the Plan Year following the Plan Year in which the Forfeiture occurred.
			___ iii the last day of the Plan Year in which the Participant suffering the Forfeiture has incurred five consecutive One Year Breaks in Service.

		b. Forfeitures of Employer Profit Sharing Contributions shall be reallocated as follows:

			___ i Not applicable as Employer Profit Sharing Contributions are always 100% vested and nonforfeitable.
			___ ii Used first to pay the expenses of administering the Plan, and then allocated pursuant to one of the following two options(15):
			___ iii Forfeitures shall be allocated to Participant's accounts in the same manner as Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective
				 Contributions or Qualified Matching
				 Contributions, in the discretion of the
				 Employer, for the year in which the Forfeiture arose.
			___ iv Forfeitures shall be applied to reduce the Employer Profit Sharing Contributions,
				 Employer Matching Contributions, Qualified
				 Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the Plan Year following the Plan Year in which the Forfeiture arose.

	12.     Limitations on Allocations:

		If the Employer maintains or ever maintained another qualified retirement plan in which any Participant in this Plan is (or was) a participant, or could possibly become a participant, the Employer must complete the following:

		a. If the Participant is covered under another qualified defined contribution plan maintained by the Employer other than a Master or Prototype Plan:

			___ i The provisions of this Plan shall apply as if the other plan were a Master or Prototype plan; or,
			___ ii The following provisions will be effective to limit the total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:


		b. If the Participant is or ever has been a participant in a qualified defined benefit plan maintained by the Employer, the following provisions will be effective to satisfy the 1.0 limitation of Internal Revenue Code
			Section 415(e), in a manner that precludes Employer discretion:

			Contributions to employee accounts under this plan will be reduced to the level necessary to pass the Section 415(e) limitation.

	13.     Internal Revenue Code Section 411(d)(6) Protected Benefits:

		_X_ 1   If selected, the Plan has Internal Revenue Code
			Section 411(d)(6) Protected Benefits from a prior plan that this Plan amends, that must be protected.

			      (Attach addendum)

	14.     Top-Heavy Plan Provisions:

		For each Plan Year in which the Plan is a Top-Heavy Plan the following provisions will apply:

		a. The percentage of a Participant's Employer Contribution Account to be vested in him upon termination of employment prior to retirement shall be:

			___ i a percentage determined in accordance with the following schedule:

				 Years of Service                    Percentage
				 Less than two                                0
				 Two but less than three                     20
				 Three but less than four                    40
				 Four but less than five                     60
				 Five but less than six                      80
				 Six or more                                100;

			___ ii 100% vesting after (not to exceed 3) Years of Service; provided, however, that Years of Service may not exceed two (2) if the service requirement for eligibility exceeds 1 year; or
			_X_ iii computed in accordance with the vesting schedule selected by the Employer in Items B(7)(a) or C(4)(d), as long as the benefits under the vesting schedule in Items B(7)(a) or C(4)(d), vest at least as rapidly as the two options specified in this Item B(14)(a), above.

			If the vesting schedule under the Plan shifts in or out of the schedules above for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in Section 2.2 of the Basic Plan Document applies.

		b. For purposes of minimum Top-Heavy allocations, contributions and forfeitures equal to 3 % (not less than 3%) of each Non-key Employee's Compensation will be allocated to each Participant's Contribution Account when the Plan is a Top-Heavy Plan, except as otherwise provided in the Basic Plan Document. This Item 14 will not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer completes the following:
			(Insert the name of the plan or plans which will meet the minimum allocation or benefit requirement applicable to Top-Heavy plans.) Midland-Guardian Co. Salaried Employees Pension Plan.

		c. The Valuation Date as of which account balances or accrued benefits are valued for purposes of computing the Top-Heavy Ratio shall be the last day of each Plan Year.
		d. If the Employer maintains or has ever maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, complete the following:

			Present Value: For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:

			Interest rate 8%   Mortality table: 1983 Group Annuity
			Mortality Table

	15.     Investments:

		a.      Investments made pursuant to the investment direction
			provisions of the Basic Plan Document shall be made into
			any appropriate Investment Fund as selected by the
			Employer.  In addition, investment of Plan assets is
			expressly authorized, as required by Revenue Ruling
			81-100, in each of the following common or collective
			funds sponsored by the Trustee, or an affiliate of the
			Trustee(16):
				Key Trust Company EB Managed Guaranteed
			Investment Contract Fund, The Key Trust Company Multiple
			Investment Trust for Employee Benefit Trusts, and other
			collective trusts exempt from tax under IRC Section 501 and as
			described in Rev. Rul. 81-100.


	    _X_ b. If selected, an Employer Stock Fund shall be available as an Investment Fund pursuant to the terms of the Basic Plan Document.

			___ i If selected, and an Employer Stock Fund is available as an Investment Fund, Participants will have the right, notwithstanding any other provisions of the Plan, to direct that a portion of the Plan assets held for their benefit and invested in the Employer Stock Fund be diversified pursuant to the provisions of
				 Section 10.7(F) of the Basic Plan Document.

		c. Participants may make changes of existing account balances and future contributions from among the Investment Funds offered:

			_X_ i    Once during each business day that the Trustee
				 and the New York Stock Exchange are open.
			___ ii   Once during each calendar month.
			___ iii  Once during each quarter of the Plan Year.
			___ iv   Once during each rolling day period.

		d. If selected, the Participant shall be restricted in making changes of existing account balances from any Investment Fund, as specified in the terms or conditions of such Investment Fund, and the Employer shall attach an addendum specifying such restriction.

		e. The Participant will designate into which Investment Funds all contributions to their accounts are made, except the following:

			___ i    Employer Profit Sharing Contributions
			___ ii   Employer Mandatory Matching Contributions
			___ iii  Employer Discretionary Matching Contributions
			___ iv   Qualified Matching Contributions
			___ v    Qualified Nonelective Contributions

		f. If selected, and to the extent a selection is made above, the Employer shall attach an Investment Direction Addendum specifying how the contributions so specified shall be invested among the Investment Fund.

		g. If selected, the Participant shall be restricted in the use of the Employer Stock Fund as an Investment Fund for designating the investment of contributions in the Participant's account, as follows:

			___ i    The Participant may not direct the
				 investment of Plan assets held in their
				 account into the Employer Stock Fund.
			___ ii   The Participant may direct % of the
				 following contributions into the Employer
				 Stock Fund:

				___ (a) Employer Profit Sharing Contributions
				___ (b) Employer Mandatory Matching
					Contributions
				___ (c) Employer Discretionary Matching
					Contributions
				___ (d) Qualified Matching Contributions
				___ (e) Qualified Nonelective Contributions

			___ iii % of the following contributions will be invested into the Employer Stock Fund, with the balance invested among:

				___ (a) the other Investment Funds, including
					the Employer Stock Fund
				___ (b) the other Investment Funds, not
					including the Employer Stock Fund
	16.     Loans (select one):

		_X_ a. Loans may be made from the Plan in accordance with the Basic Plan Document and such policies and procedures as the Committee may adopt and apply on a consistent and nondiscriminatory basis(17).
		___ b.  No loans shall be made from the Plan.

	17.     Trustee:

		The Trustee of this Plan shall be Key Trust Company of Ohio, NA (a bank or trust company affiliated with KeyCorp within the meaning of Internal Revenue Code Section 1504).

	18.     Effective Date Addendum:

		___. If selected, the following provisions shall have the specified effective dates (which are different from the date specified in Item B(1)):



C.      Section 401(k) Plan Provisions:


	1.      Service:

		An Eligible Employee shall be required to fulfill the following eligibility service requirements in order to participate in the Plan through a salary reduction agreement and for purposes of receiving an allocation of Employer Matching Contributions:

		_X_ a. The Employee must complete 0 Days of Service (not more than 1 year) to be a Participant for purposes of receiving allocations of Employer Matching Contributions.
		_X_ b. The Employee must complete 0 Days of Service (not more than 1 year) to be a Participant for purposes of entering into a Salary Reduction Agreement and having Employee Before Tax Contributions or Employee After Tax Contributions contributed to the Plan on the Employee's behalf.

	2.      Employee Salary Deferrals:

		_X_ a. Participants shall be entitled to enter into a Salary Reduction Agreement providing for Before Tax Contributions to be made to the Plan.

			i The minimum Before Tax Contribution shall be 1 % of the Participant's Compensation.
			ii The maximum Before Tax Contribution shall be 16 % of the Participant's Compensation.

		___ b. Participants shall be entitled to enter into a Salary Reduction Agreement providing for After Tax Contributions to be made to the Plan.

			___ i    The minimum After Tax Contribution shall be %
				 of the Participant's Compensation.
			___ ii   The maximum After Tax Contribution shall be %
				 of the Participant's Compensation.
			___ iii  If selected, notwithstanding the above, a
				 Participant shall not be able to enter into a Salary Reduction Agreement providing for After Tax Contributions to be made to the Plan unless the Participant has entered into a Salary Reduction Agreement that provides for Before Tax Contributions to be made to the Plan in an amount of at least % of the Participant's Compensation.

		___ c. If selected, a Participant shall be entitled to enter into a Salary Reduction Agreement providing that any extraordinary item of compensation, not yet payable (including bonuses), be withheld from the Participant's Compensation and contributed to the Plan as either a Before Tax Contribution, or After Tax Contribution (provided such contributions are authorized above, and to the extent that such contribution, when aggregated with either the Participants other Before Tax Contributions or After Tax Contributions do not exceed the limitations specified above, on an annual basis).

	3.      Contribution Changes:

		a. Participants may increase or decrease the amount of contributions made to the Plan pursuant to a Salary Reduction Agreement once each:

			___ i     Plan Year
			___ ii    Semi-annual period, based on the Plan Year
			_X_ iii   Quarter, based on the Plan Year
			___ iv    Month
			___ v     Other, as specified below (provided that it
				  is at least once per year):


		b. Claims for returns of Excess Before Tax Contributions for the Participant's preceding taxable year must be made in writing, and submitted to the Committee by March 1 (specify a date between March 1 and April
			15)(18).

	4.      Employer Matching Contributions(19):

		a.      Mandatory Matching Contributions:

			The Employer shall make contributions to the Plan, in an amount as specified below:

			_X_ i    An amount, equal to 50 % of each Participant's
				 Before Tax Contributions, however, no match
				 shall be made on Participant's Before Tax
				 Contributions in excess of 6 % (or $ ) of
				 the Participant's Compensation.
			___ ii   An amount, equal to  % of each Participant's
				 After Tax Contributions, but not to exceed   %
				 of the Participant's Compensation, or $      .
			___ iii  An amount, equal to   % of each Participant's
				 contributions made pursuant to a Salary
				 Reduction Agreement (including both Before Tax
				 Contributions and After Tax Contributions), but
				 only if the Participant has entered into a
				 Salary Reduction Agreement providing for Before
				 Tax Contributions of at least   % of the
				 Participant's Compensation, but not to
				 exceed   % of the Participant's Compensation,
				 or $   .
			___ iv   An amount equal to the sum of the following:

				 (a)    % of the first  % of the Participant's
				       Compensation deferred pursuant to a
				       Salary Reduction Agreement; plus,
				 (b)    % of the next  % of the Participant's
				       Compensation deferred pursuant to a
				       Salary Reduction Agreement; plus,
				 (c)    % of the next  % of the Participant's
				       Compensation deferred pursuant to a
				       Salary Reduction Agreement, but not to
				       exceed   % of the Participant's
				       Compensation, or $  .
			___ v    An amount equal to $  , for each Participant
				 who enters  into a  Salary  Reduction
				 Agreement providing  for ___ Before Tax
				 Contributions, ___ After Tax Contributions, or ___ either Before Tax Contributions or After Tax Contributions (or a combination of both) equal to or exceeding % of the Participant's Compensation. Such contributions shall be made and allocated:

				___ (a)  only during the first Plan Year the
					 Plan is in effect, or if a restatement,
					 for the first Plan Year beginning with,
					 or containing the restatement Effective
					 Date.
				___ (b) each Plan Year that a Participant has in force a Salary Reduction Agreement meeting the criteria specified above.
				___ (c)  during the first Plan Year that the
					 Participant participates through a
					 Salary Reduction Agreement meeting
					 the criteria specified above.

		b.      Discretionary Matching Contributions:

			___ The Employer shall make contributions to the Plan, in an amount determined by resolution of the Board of Directors on an annual basis. The Board resolution shall provide for the percentage and/or amount of Before Tax Contributions and/or After Tax Contributions to be matched and the maximum percentage and/or amount of Before Tax Contributions and/or After Tax Contributions eligible for matching.

		c.      Allocation of Matching Contributions:

			Employer Matching Contributions shall be allocated pursuant to the terms of the Basic Plan Document, notwithstanding the foregoing:

			___ i A Participant who terminates before the end of the period for which contributions are allocated shall share in the allocation of Employer Matching Contributions if termination of employment was the result of (select all that apply):

				 ___ (a)  retirement
				 ___ (b)  disability
				 ___ (c)  death
				 ___ (d)  other, as specified below:


			_X_ ii Employer Matching Contributions shall be allocated to the accounts of Participants (select one):

				 ___ (a)   as of each pay period for which a
					   contribution was made pursuant to a
					   Salary Reduction Agreement.
				 ___ (b)   semi-monthly.
				 ___ (c)   as of the last day of the month
					   preceding the month in which the
					   contribution was made.
				 ___ (d)   as of the last day of the Plan
					   quarter preceding the quarter in
					   which the contribution was made.
				 _X_ (e)   as of the last day of the Plan year.

			_X_ iii If selected, the Employer may make Employer Matching Contributions without regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year(20).

		d. The percentage of a Participant's Employer Matching Contribution Account(21) (attributable to Employer Matching Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be(22):


		Completed Years of Service

			 1       2        3       4       5       6       7
		       ____    ____     ____    ____    ____    ____    ____

		___ i     0%   100%
		___ ii    0%     0%     100%
		___ iii   0%    20%      40%     60%     80%    100%
		___ iv    0%     0%      20%     40%     60%     80%    100%
		___ v    10%    20%      30%     40%     60%     80%    100%
		_X_ vi   20%    40%      60%     80%    100%
		___ vii   0%     0%       0%      0%      0%      0%    100%
		___ viii Full and immediate vesting upon entry into the Plan (9)

			Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code Section 411(a)(2).

		e. Notwithstanding the provisions of this Item C(4)(e) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Matching Contribution Account if(23):

			___ i    the Participant's job is eliminated without the
				 Participant being offered a comparable position
				 elsewhere with the Employer.
			___ ii   for such reason as is described below:


		f.      Corrective Contributions:

			 ___ i If selected, the Employer shall be authorized to make Qualified Matching Contributions, subject to the terms of the Basic Plan Document, in an amount determined by resolution of the Board of Directors on an annual basis.
			___ ii If selected, the Employer shall be authorized to make Qualified Nonelective Contributions, subject to the terms of the Basic Plan Document, in an amount determined by resolution of the Board of Directors on an annual basis.

	5.      Gap Earnings:

		___ If selected, Gap Earnings, as defined in Section 3.2(G)(1) of the Basic Plan Document, will be calculated for Excess Elective Deferrals, Excess Contributions and Excess Aggregate Contributions, and refunded to the Participant as provided for in Article III of the Basic Plan Document.

	6.      Forfeitures:

		a. Forfeitures of amounts attributable to Employer Matching Contributions shall be reallocated as of:

		_X_ i the last day of the Plan Year in which the Forfeiture occurred.
		___ ii the last day of the Plan Year following the Plan Year in which the Forfeiture occurred.
		___ iii the last day of the Plan Year in which the Participant suffering the Forfeiture has incurred the fifth consecutive One Year Break in Service.

		b. Forfeitures of Employer Matching Contributions shall be reallocated as follows:

			___ i    Not applicable as Employer Matching
				 Contributions are always 100% vested and nonforfeitable.
			___ ii Used first to pay the expenses of administering the Plan, and then allocated pursuant to one of the following two options:
			___ iii Forfeitures shall be allocated to Participant's accounts in the same manner as Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective
				 Contributions or Qualified Matching
				 Contributions, in the discretion of the
				 Employer, for the year in which the Forfeiture arose.
			_X_ iv Forfeitures shall be applied to reduce the Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the Plan Year following the Plan Year in which the Forfeiture arose.

		c.      Forfeitures of Excess Aggregate Contributions shall be:

			_X_ i Applied to reduce Employer contributions for the Plan Year in which the excess arose, but allocated as below, to the extent the excess exceeds Employer contributions for the Plan Year, or the Employer has already contributed for such Plan Year.
			___ ii   Allocated after all other forfeitures under the
				 Plan:

				 _X_ (a) to the Matching Contribution account
					 of each Non-highly Compensated
					 Participant who made Before Tax
					 Contributions or After Tax
					 Contributions in the ratio which each
					 such Participant's Compensation for the
					 Plan Year bears to the total
					 Compensation of all such Participants
					 for the Plan Year; or,
				 ___ (b) to the Matching Contribution account
					 of each Non-highly Compensated Eligible
					 Participant in the ratio which each
					 Eligible Participant's Compensation for
					 the Plan Year bears to the total
					 Compensation of all Eligible
					 Participants for the Plan Year.

	7.      In-Service Distributions (select as may be appropriate):

		___ a. There shall be no in-service distribution of Participant account balances derived from Before Tax Contributions (including Qualified Nonelective Contributions and Qualified Matching Contributions treated as Before Tax Contributions under the terms of the Basic Plan Document), or Employer Matching Contributions.

		_X_ b. Participants may request an in-service distribution of their account balance attributable to Employer Matching Contributions, for the following reasons:

			_X_ i For purposes of satisfying a financial hardship, as determined in accordance with the uniform nondiscriminatory policy of the Committee;
			_X_ ii   Attainment of age 59-1/2 by the Participant;
				 or
			___ iii  Attainment of the Plan's Normal Retirement
				 Date by the Participant.

		_X_ c. Participants may request an in-service distribution of their account balance attributable to Employee Before Tax Contributions, for the following reasons:

			___ i For purposes of satisfying a financial hardship, as determined by the facts and circumstances of an Employee's situation, in accordance with the provisions of Section
				 3.9 of the Basic Plan Document;
			_X_ ii For purposes of satisfying a financial hardship, using the "safe harbor" provisions of Section 3.9 of the Basic Plan Document.
			_X_ iii  Attainment of age 59-1/2 by the Participant;
				 or
			___ iv   Attainment of the Plan's Normal Retirement
				 Date by the Participant.



NOTICE: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under the provisions of Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to the Plan's qualification, the Employer must apply to the Key District Office of the Internal Revenue Service for a determination letter.

This Adoption Agreement may only be used in conjunction with Basic Plan Document # 05.

This Plan document may only be used under the express authority of KeyCorp, its subsidiaries and affiliates, and is not effective as completed until executed by a duly authorized officer of KeyCorp, one of its subsidiaries or affiliates, and approved by KeyCorp's counsel.

KeyCorp, as sponsor, may amend or discontinue this prototype plan document upon proper notification to all adopting Employers pursuant to Revenue Ruling 89-13.

Failure to properly fill out an Adoption Agreement may result in disqualification of the Plan, and adverse tax consequences to the Employer and Plan Participants.

This Plan is sponsored by:

	KeyCorp, on behalf of its operating subsidiaries, banking and trust company affiliates
	127 Public Square
	Cleveland, Ohio  44114
	(800) 982-3811


	In Witness Whereof, the Employer and the Trustee, by their respective duly authorized officers, have caused this Adoption Agreement to be executed on this 31st day of December, 1998.


Employer:  Midland-Guardian Co.


By:     /s/Edward J. Heskamp
Title:  Assistant Treasurer


Trustee:  Key Trust Company of Ohio, NA


By:     /s/Matt Tepe
Title:  Vice President

				and

By:     _________________________________
Title:  _________________________________


Approved on Behalf of Trustee:

	Initials:__/s/CMD_______________    Date:_8/24/99_______



			 Investment Fund Designation

	Midland-Guardian Co. (the "Named Fiduciary"), as an independent fiduciary with respect to the Midland-Guardian Co. Salaried Employees 401(k) Savings Plan and Trust (the "Plan"), an employee pension benefit plan covered by the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and its employees who participate therein (the "Participants"), hereby designates the following investment funds from among the investment fund options available for adopting employers of the PRISM(R) Prototype Retirement Plan & Trust (as defined in Section 10.7 of the Plan), available for selection by Participants for the investment of Plan assets held for their benefit:

	(a)     EB Money Market Fund
	(b)     Invesco Dynamics
	(c)     Janus Overseas
	(d)     Janus Twenty
	(e)     The American Funds Group(R): Capital Income Builder
	(f)     The Victory Balanced Fund: Class A
	(g)     The Victory Fund For Income
	(h)     The Victory Stock Index Fund
	(i)     The Victory Value Fund
	(j)     Midland-Guardian Co. Stock
	(k)
	(l)
	(m)

 The plan assets are currently invested in the funds more fully described below (Existing Funds). The Named Fiduciary further designates that assets held in each of the Existing Funds by the Plan prior to liquidation and transfer to the Trustee shall be reinvested in the PRISM(R) Fund(s) as specified below:

	Existing Funds:                                 PRISM(R) Funds:

(a)  EB Money Market Fund                    (a)  EB Money Market Fund
(b)  The Victory Intermediate Income Fund    (b)  The Victory Fund For Income
(c)  The Victory Balanced Fund: Class A      (c)  The Victory Balanced Fund:
						  Class A
(d)  The Victory Value Fund                  (d)  The Victory Value Fund
(e)  The Victory Special Growth Fund         (e)  Invesco Dynamics
(f)  Midland-Guardian Co. Stock              (f)  Midland-Guardian Co. Stock
(g)                                          (g)  Janus Overseas
(h)                                          (h)  Janus Twenty
(i)                                          (i)  The American Funds Group(R):
						   Capital Income Builder
(j)                                          (j)  The Victory Stock Index Fund
(k)                                          (k)
(l)                                          (l)
(m)                                          (m)


_X_ In addition, if selected, an Employer Stock Fund will also be available.

Should any Participant in the Plan fail to make an investment election with respect to their account, or should any Participant file their investment election in a non-timely fashion, the Name Fiduciary as an independent fiduciary responsible for making the investment decisions with respect to these Participants, directs the Trustee to invest all of moneys received by it
on behalf of these Participants in the EB Money Market Fund.   This investment
shall continue until such Participant makes an investment election. The Named Fiduciary shall exercise its best efforts to communicate with these participants so that they will make an investment election.

In making the selection of Investment Funds, the Named Fiduciary hereby confirms and acknowledges that:

In making the selection of Investment Funds, and in designating the PRISM(R) Funds into which the liquidated assets from each of the Existing Funds will be invested in, the Named Fiduciary hereby confirms and acknowledges that:

      * The Named Fiduciary has had made available to it copies of the prospectuses (to the extent required under applicable federal securities law and regulation) for each investment fund available for selection by adopting employers of the PRISM(R) Prototype Retirement Plan & Trust, and has received copies of each such prospectus for the Investment Funds selected;
      * The Named Fiduciary acknowledges that the Trustee of the Plan may receive certain fees for services provided to, or on behalf of an Investment Fund, or the sponsors or distributors thereof, pursuant to plans of distribution adopted by the fund under the provisions of Rule 12b-1 of the Investment Company Act of 1940, and further acknowledges that (i) such fee, if paid, is appropriate for services rendered to the fund, and when aggregated with other fees for service payable to the Trustee constitutes reasonable compensation for the Trustee's services to the Plan; and (ii) the Plan will be able to redeem its interest in any such Investment Fund on reasonably short notice without penalty;
      * The Named Fiduciary further acknowledges that it has selected the Investment Funds on its determination, after due inquiry, that the Investment Funds are appropriate vehicles for the investment of Plan assets pursuant to the terms of the Plan, considering all relevant facts and circumstances, including but not limited to (i) the investment policy and philosophy of the Named Fiduciary developed pursuant to ERISA Section 404; (ii) the ability of Participants, using an appropriate mix of Investment Funds, to diversify the investment of Plan assets held for their benefit; and, (iii) the ability of Participants to, utilizing an appropriate mix of Investment Funds, to structure an investment portfolio within their account in the Plan with risk and return characteristics within the normal range of risk and return characteristics for individuals with similar investment backgrounds, experience and expectations; and,
      * The Named Fiduciary acknowledges that it has not relied on any representations or recommendations from the Trustee or any of its employees in selecting the Investment Funds.
      * The Named Fiduciary acknowledges that it has not relied on any representations or recommendations from the Trustee or any of its employees in selecting the Investment Funds, or in specifying which of the selected PRISM(R) Funds into which the liquidated assets from each of the Existing Funds will be invested.

The Trustee agrees to follow the Named Fiduciary's direction with respect to offering the Investment Funds available for selection by the Participants in the Plan for the investment of Plan assets held for their benefit:

	In Witness Whereof, the Employer, by its duly authorized representative, has executed this document in connection with adoption of the Plan utilizing the PRISM(R) Prototype Retirement Plan & Trust documents, as provided by the Trustee.


			Named Fiduciary:  Midland-Guardian Co.



			By: /s/Edward J. Heskamp

			Title: Assistant Treasurer



1 Footnotes in this Adoption Agreement are not to be construed as part of the Plan provisions but are explanatory only. To the extent a footnote is inconsistent with the provisions of the Basic Plan Document or applicable law, the provisions of the Plan shall be construed in conformity with the Basic Plan Document or law.

2 Terms that are capitalized are defined in the PRISM(R) Prototype Retirement Plan & Trust Basic Plan Document.

3       The Plan will have an individual TIN, distinct from the Employer TIN.

4 Committee members direct the day to day operation of the Plan. Committee members serve at the pleasure of the Employer. See Section
	11.4 for changes in Committee membership. If no Committee members are specified, the Employer shall assume responsibility for the operations of the Plan.

5 If no amount is specified, the maximum amount of Compensation allowed under Code Section 401(a)(17)(the "$150,000 limit" ("$200,000 limit"
	prior to the Plan Year beginning before January 1, 1994)), as adjusted from time to time, shall be used.

6 If a fractional year is elected, the elapsed time method of computing service shall be used for the fractional year. Eligibility provisions for optional cash or deferred arrangements are contained in Item C of this Adoption Agreement.

7 Notwithstanding the foregoing, an Employee who has met the eligibility requirements may not enter the Plan later than six months following the date on which the Employee first completes the eligibility requirements.

8 Notwithstanding the selection made in this Item B(7)(a), a participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.
9 If more than one Year of Service is an eligibility requirement, Item viii must be selected.

10 The provisions of this section will be administered by the Employer on a consistent and nondiscriminatory basis.

11 Amounts designated as Qualified Nonelective Contributions will be allocated pursuant to Section 3.1(A)(14) of the Basic Plan Document.

12 In the event contributions are allocated on a basis other than a full plan year, the Year of Service shall be based on the elapsed time method of calculation, and a Participant shall be deemed to have completed an appropriate Period of Service for allocation purposes if the Participant has completed a pro-rata Period of Service corresponding to the interval on which contributions are allocated.

13 Excess Compensation means a Participant's Compensation in excess of the Permitted Disparity Level specified in the Definitions section of this Adoption Agreement.

14 Even if this Item is selected, the provisions of Section 4.8 of the Basic Plan Document may supersede this requirement if necessary to satisfy Code Sections 401(a)(26) and 410(b).

15 If this option is selected, iii or iv must be selected to reallocate Forfeitures of Employer Profit Sharing Contributions remaining after expenses of administering the Plan have been paid.

16 This Item is for use in identifying collective trust funds, which, pursuant to Revenue Ruling 81-100 must be specifically referenced in the Plan. Actual Investment Funds are referenced on the Investment Fund Designation form attached to this Adoption Agreement.

17 If this option is selected, the Employer must establish appropriate procedures for implementation of the Plan's loan program.

18 The date specified is for the refund of amount deferred in excess of the Code Section 402(g) limit (the $7,000 limit) for the Participant's taxable year.

19 The Employer shall have the right to designate all, or any portion of Employer Matching Contributions as Qualified Matching Contributions, which shall then be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions.

20 Net Profits will never be required for the contribution of Before Tax Contributions, After Tax Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions.

21 Notwithstanding anything in the Adoption Agreement to the contrary, amounts in a Participant's account attributable to Before Tax Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions shall be 100% vested and nonforfeitable at all time.

22 Notwithstanding the selection made in this item B(7)(b), a Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.

23 The provisions of this section will be administered by the Employer on a consistent and nondiscriminatory basis.


				   ADDENDUM
				      to

		Midland-Guardian Co. Salaried Employees 401(k)
			    Savings Plan and Trust


Item B.10(a) Distributions Upon Separation from Service:

1. If a Participant's balance is less than or equal to $5,000, their payment will be made in a single lump sum distribution.

2. If a Participant's balance is more than $5,000, they will have a choice between two payment options:
	* a single lump sum distribution, or
	* annual installments for up to a 10-year period

Item B.13 Internal Revenue Code Section 411(d)(6) Protected Benefits:

1. The Employer classifies as Section 411(d)(6) protected benefits the status of the "Company Old Savings Plan Account" and the "Employee Old Savings Plan Account" as described in Section 1.14 and Section 1.25 respectively, of the Midland-Guardian Company Salaried Employees 401(k) Savings Plan effective January 1, 1987. Any contributions to the Company Old Savings Plan Account and Employee Old Savings Plan Account shall be separately accounted for as after-tax contributions and accorded the treatment upon distribution appropriate for after-tax contributions.

2. Any funds in the Company Old Savings Plan Account or the Employee Old Savings Plan Account shall be subject to rights of withdrawal for employees as described in the Section of the Midland-Guardian Co. Salaried Employees 401(k) Savings Plan as effective January 1, 1987.

	a. A Plan participant may withdraw all or any portion of his Employee Old Savings Plan Account. If the participant withdraws less than the entire balance of his Employee Old Savings Plan Account, such withdrawal will be deemed to consist first of employee contributions made to the Plan before January 1, 1987. To the extent the withdrawal to January 1, 1987, the withdrawal will be deemed to consist of proportionate amounts of earnings and employee contributions made after December 31, 1986. A participant shall be limited to one withdrawal of his Employee Old Savings Plan Account in each Plan Year.

	b. Company Old Savings Plan Account. If the participant has previously or simultaneously withdrawn his entire Employee Old Savings Plan Account, he may also withdraw all (but not part) of the non-forfeitable portion of his Company Old Savings Plan Account. A participant may not withdraw his Company Old Savings Plan Account in the same Plan Year as the withdrawal from his Employee Old Savings Plan Account unless the withdrawals are made simultaneously. In addition, a participant who has withdrawn funds from his Company Old Savings Plan Account shall not be permitted to make another withdrawal from such account until he has repaid the withdrawal from such account until he has repaid the withdrawal or the repayment period has expired.